UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2018 (June 20, 2018)

NCI Building Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14315	76-0127701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mark E. Johnson to Retire as Chief Financial Officer

On June 20, 2018, NCI Building Systems, Inc. (“NCI” or the “Company”) issued a press release announcing the retirement of its Chief Financial Officer, Mark E. Johnson, effective June 29, 2018 (the “Retirement Date”).

Appointment of Bradley S. Little as Interim Chief Financial Officer

On June 20, 2018, the Company also announced that Bradley S. Little, 40, has been appointed to serve as the Company’s interim Chief Financial Officer and Treasurer, effective June 29, 2018, while the Company continues its search for a new Chief Financial Officer. He will perform the services and duties that are normally and customarily associated with the Chief Financial Officer and Treasurer positions as well as other associated duties as the Company’s board of directors reasonably determines. Mr. Little will report directly to Donald R. Riley, the Company’s President and Chief Executive Officer.

Mr. Little has served as the Company’s Vice President, Finance and Chief Accounting Officer since November 2013. Before joining NCI, Mr. Little was employed by Technip USA, Inc., where he served as Vice President of Finance from September 2012 to June 2013. Prior to joining Technip USA, he held various positions with Willbros Group, Inc., from August 2009 until September 2012, most recently as Controller, Oil & Gas Segment. Prior to joining Willbros Group, Mr. Little held various positions with PricewaterhouseCoopers, LLP, from September 2001 until August 2009. Mr. Little is a certified public accountant and has a B.B.A. in Accounting from Texas State University.

As part of Mr. Little’s acceptance of the interim CFO and Treasurer roles he will receive incremental compensation in the amount of $15,000 per month. In addition, Mr. Little is currently eligible for a retention bonus of up to $150,000 to be paid on or before March 31, 2019.

A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated June 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2018

NCI Building Systems, Inc.

By:	/s/ Todd R. Moore
Name:	Todd R. Moore
Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

Exhibit Index
Exhibit Number	Description

99.1	Press release dated June 20, 2018